MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of August 15, 2001 (the "Agreement"), is entered into between First Union National Bank (the "Seller") and First Union Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cut-Off Date, among the Purchaser as depositor, First Union National Bank, as master servicer (in such capacity, the "Master Servicer"), Lennar Partners, Inc., as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as paying agent (in such capacity, the "Paying Agent"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $513,659,100 (the "First Union Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The First Union Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $818,834,218 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on August 21, 2001 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Price") for the Mortgage Loans shall be equal to (A) (i) 102.77% of the First Union Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $2,175,971, which amount represents the amount of interest accrued on the First Union Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date, less (B) the principal amounts or percentage interests of the Certificates set forth on Exhibit B attached hereto (collectively, the "Retained Certificates").

            The Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the Purchase Price, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 or in blank;

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form, of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, (to the extent not already assigned pursuant to clause
      (iv) above) in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, or in blank;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, as assignee, or in blank;

            (ix) an original or copy of any Ground Lease, any Credit Lease and any Lease Enhancement Policy, RVI Policy, Guaranty or ground lessor estoppel;

            (x) any intercreditor agreement relating to permitted debt of the Mortgagor; (xi) copies of any loan agreement, escrow agreement, security agreement or letter of credit relating to a Mortgage Loan; and

            (xii) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Co-Lender Agreement; provided that a copy of each mortgage note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

          (d) The Seller shall take all actions necessary or desirable (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement.

          (e) All documents and records (except attorney-client privileged communication and internal credit analysis of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute reasonably equivalent value at least equal to the fair market value of the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I, Schedule II and Schedule III hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan.

            (c) If the Seller discovers or receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided; further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations. A Document Defect or Breach as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each a "Crossed Loan") that materially and adversely affects the value of such other Mortgage Loans, and is not cured as provided for above, shall require the repurchase or substitution of all such cross-collateralized and cross-defaulted Mortgage Loans which are materially and adversely affected by such Document Defect or Breach; provided, that if any Crossed Loan is not so repurchased or substituted, then such Crossed Loan shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan is held in the Trust Fund; provided, further, that the borrower under such Mortgage Loan is an intended third party beneficiary of this provision, which shall not be modified without such borrower's consent. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the immediately preceding sentence), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, and (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) A letter from the independent accounting firm of KPMG LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading;

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates (the items in (A) and (B) being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (Y) in the Prospectus Supplement and the Memorandum under the headings:
"SUMMARY OF PROSPECTUS SUPPLEMENT--THE PARTIES--The Mortgage Loan Sellers" and "--The Mortgage Loan Originators", "SUMMARY OF PROSPECTUS SUPPLEMENT--THE MORTGAGE LOANS", "RISK FACTORS--Certain Risk Factors Associated With the Mortgage Loans" and "DESCRIPTION OF THE MORTGAGE POOL" and (Z) on Annex A to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette,
(III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon any other information concerning the characteristics of the Mortgage Loans, the related obligors on the Mortgage Loans or the related Mortgaged Properties furnished to the Purchaser or the Underwriters by the Seller; provided that the indemnification provided by this
Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. The information described in clauses (I) through (IV) above is collectively referred to as the "Seller Information". The Seller shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-53266 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated July 27, 2001, as supplemented by the prospectus supplement dated August 15, 2001 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated August 7, 2001 relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letter dated August 7, 2001 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this
Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the First Union Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to such Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 15. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       SELLER

                                       FIRST UNION NATIONAL BANK



                                       By: /s/ Alan Kronovet
                                          ------------------------------------
                                          Name:  Alan Kronovet
                                          Title: Vice President

                                       Address for Notices:

                                       One First Union Center
                                       301 South College Street
                                       Charlotte, North Carolina 28288-0600



                                       PURCHASER

                                       FIRST UNION COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


                                       By: /s/ Willliam J. Cohane
                                          ------------------------------------
                                          Name:  William J. Cohane
                                          Title: Vice President

                                       Address for Notices:

                                       One First Union Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0600
                                       Telecopier No.: (704) 383-4984
                                       Telephone  No.: (704) 383-7639

                                   SCHEDULE I

               GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder by the Mortgagee.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with their terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title ------- Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, except as described below, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and the Mortgage Loans described below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivorship, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. To the Seller's actual knowledge as of the Cut-Off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-Off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

13. As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months), all of which was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-Off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

      The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

14. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of clauses (10),
      (15) and (19) of this Schedule I or in any clause of Schedule II or III, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note, and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Cut-Off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, such Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Date.

19. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

21. At the time of origination and, to the actual knowledge of Seller as of the Cut-Off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Each Mortgage Loan is a whole loan (except with respect to the AB Mortgage Loans) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of paragraph (26) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Except as described below, since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans
      (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations sufficient to pay the Mortgage Loans in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property, or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the lending area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-Off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. With respect to at least 95% of the Mortgage Loans (by balance) having a Cut-Off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property an adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's performance under the related Mortgage Loan documents or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except as described below, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. Except as described below, all escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. Except as described below, the Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
      Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date, (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note and (3) only to facilitate the disposition of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any AB Mortgage Loan, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the after the Cut-Off Date of the related Mortgage Loan).

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                        REPRESENTATION AND WARRANTY NO. 8

Loan No.                           Exception
--------                           ---------

97    Rite Aid - Holt              Each of these Mortgage Loans is
103   Rite Aid - New Baltimore     cross-collateralized and cross-defaulted
113   Rite Aid - Clay              with its related Companion Loan which is not
                                   included in the Mortgage Pool. In addition, each Companion Loan is secured by the same
                                   Mortgaged Property and the same Mortgage securing its related Mortgage Loan.


                       REPRESENTATION AND WARRANTY NO. 26

Loan No.                           Exception
--------                           ---------

13    Sampson Crossing             The Mortgage allows for the release of
                                   several outparcels without penalty.

                       REPRESENTATION AND WARRANTY NO. 34

Loan No.                           Exception
--------                           ---------

97    Rite Aid - Holt              Each of these Mortgage Loans is
103   Rite Aid - New Baltimore     cross-collateralized cross-defaulted with
113   Rite Aid - Clay              its related Companion Loan which is not
                                   included in the Mortgage Pool. In addition, each Companion Loan is secured by the same
                                   Mortgaged Property and the same Mortgage securing its related Mortgage Loan.


                       REPRESENTATION AND WARRANTY NO. 36

Loan No.                           Exception
--------                           ---------

121   3941-3961 Rosencrans         The Seller did not collect an escrow for
      Ave                          Tenant Improvements/Leasing Commissions at
                                   origination and such escrow has not been subsequently collected.


                       REPRESENTATION AND WARRANTY NO. 40

Loan No.                           Exception
--------                           ---------

121   3941-3961 Rosencrans         This Mortgage Loan is a full recourse loan
      Ave                          to its related sponsor.

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

1. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and that any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

4. To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

7. A mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                  SCHEDULE III

                CREDIT LEASE LOAN REPRESENTATIONS AND WARRANTIES

            1. The lease payments due under the related Credit Lease, together with any escrow payments held by the Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan.

            2. The Mortgagor does not have any material monetary obligations under the related Credit Lease, and every material monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant.

            3. The Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property.

            4. The related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and
(c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a material default by the related Mortgagor under the Credit Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against such risk.

            5. In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease.

            6. Based upon the customary due diligence performed by the originator at origination, each property related to a Credit Lease Loan is one or more separate tax lots, except properties concerning which adequate funds have been escrowed to cover taxes due on the entire tax lot or lots.

            7. The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property (except to the extent caused by the act or omission of the Mortgagor or its agents or employees), or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant.

            8. The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property.

            9. In connection with Credit Lease Loans with respect to which a Guaranty exists, the related guarantor guarantees the payment due under the related Credit Lease and such Guaranty, on its face, contains no conditions to such payment.

            10. Except for the Credit Lease Loans which have residual value insurance, each Credit Lease Loan fully amortizes over the term of the loan, and there is no "balloon" payment due under such Credit Lease Loan at maturity.

            11. No Tenant under a Credit Lease Loan may exercise any termination right or offset or set-off right which shall be binding upon the related mortgagee without providing prior written notice of same to such mortgagee.

            12. Each Tenant under each Credit Lease Loan is required to make all rental payments due under the applicable Credit Lease directly to a lock-box being maintained by or on behalf of the mortgagee.

            13. No material modification or amendment of any Credit Lease Loan shall be binding upon the related mortgagee without such mortgagee's prior written notice consent to such material modification or amendment, which consent may not be unreasonably unwithheld.

            14. Each property related to a Credit Lease Loan has or will have a permanent certificate of occupancy, and the related Tenant thereunder has commenced the payment of rent due under the respective Credit Tenant Lease in accordance with its terms.

            15. Each Tenant has delivered a subordination, non-disturbance and attornment agreement pursuant to which the respective Tenant has agreed in the event the related mortgagee succeeds to the interest of the Mortgagor under the Credit Lease by reason of foreclosure or acceptance of a deed in lieu of foreclosure, the Tenant will attorn to and recognize the mortgagee as its landlord under the Credit Lease for the remainder of the term of the Credit Lease.

            16. To the Seller's knowledge, the property related to each Credit Lease Loan is not subject to any other lease other than the related Credit Lease or any ground lease pursuant to which the related Mortgagor has acquired its interest in the respective property, no Person has any possessory interest in, or right to occupy, the subject property except under and pursuant to any such Credit Lease or ground lease and the related Tenant under each Credit Lease is in occupancy of the demised premises.

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


EXHIBIT A - FUNB MORTGAGE LOAN PURCHASE AGREEMENT
-------------------------------------------------

MORTGAGE
  LOAN
 NUMBER        PROPERTY NAME                       STREET ADDRESS                        CITY                STATE      ZIP CODE
 ------        -------------                       --------------                        ----                -----      --------
2            Alliance Portfolio                  Various                                  Various            Various    Various
2.1          Golfside Apartments                 5613 Coventry Park Drive                 Haltom City           TX       76117
2.2          Hunter's Glen Apartments            6400 Independence Parkway                Plano                 TX       75023
2.3          Woodland Meadows Apartments         593 N.W. 57th Court                      Tamarac               FL       33319
3            Woodview Apartments                 311 Lancaster Avenue                     Malvern               PA       19355
4            600 Battery Street                  600 Battery Street                       San Francisco         CA       94111
6            CitiFinancial Building              300 St. Paul Place                       Baltimore             MD       21202
7            U-Haul Portfolio Pool IV            U-Haul Pool IV                           Various            Various    Various
7.1          U-Haul Center of Tigard             11552 Southwest Pacific Highway          Tigard                OR       97223
7.2          U-Haul Center Vacaville             1240 East Monte Vista Avenue             Vacaville             CA       95688
7.3          U-Haul Center Hayden                15455 North 84th Street                  Scottsdale            AZ       85260
7.4          U-Haul Center Grissom Road          5420 Grissom Road                        San Antonio           TX       78238
7.5          U-Haul Center Gause Blvd.           1685 Gause Boulevard                     Slidell               LA       70458
7.6          U-Haul Center Old National Highway  5390 Old National Highway                College Park          GA       30349
7.7          U-Haul Center of North Richland     8221 Grapevine Highway                   North Richland Hills  TX       76180
7.8          U-Haul Center Broward               2800 West Broward Boulevard              Fort Lauderdale       FL       33312
9            Kendall 1 Plaza                     8601 South Dixie Hwy.                    Miami                 FL       33143
10           U-Haul Portfolio Pool V             U-Haul Pool V                            Various            Various    Various
10.1         U-Haul Center Mechanicsburg         4725 Old Gettysburg                      Mechanicsburg         PA       17055
10.2         U-Haul Center Covina                1040 North Azusa Avenue                  Covina                CA       91722
10.3         U-Haul Center Lambert Road          661 East Lambert Road                    La Habra              CA       90631
10.4         U-Haul Center I-10 West             10220 Old Katy Road                      Houston               TX       77043
10.5         U-Haul Center Savannah              8810 Abercorn Expressway                 Savannah              GA       31406
10.6         U-Haul Center Goldenrod             508 North Goldenrod Road                 Orlando               FL       32807
10.7         U-Haul Center Hyannis               594 Bearses Way                          Hyannis               MA       02601
10.8         U-Haul Center Tulane                2801 Tulane Avenue                       New Orleans           LA       70119
10.9         U-Haul Center Worcester             495 Shrewsbury Street                    Worcester             MA       01604
12           Tropicana / San Souci Apartments    1800, 1805 & 1900 San Souci Boulevard    North Miami           FL       33181
13           Sampson Crossing Shopping Center    1301-1415 Sunset Avenue                  Clinton               NC       28328
14           Sterling University Springs         109 West Avenue                          San Marcos            TX       78666
15           Alliance Business Center            13600 Heritage Parkway                   Fort Worth            TX       76177
17           Canyon Hills Apartments             6307 Bluff Springs Road                  Austin                TX       78744
18           Willows @ Barrington                1200 Clements Bridge Rd.                 Barrington            NJ       08007
19           Adobe Apartments                    1500 Shasta Drive                        Davis                 CA       95616


                                                                                                   MATURITY
                                                       ORIGINAL      REMAINING        STATED        DATE       ORIGINAL   REMAINING
MORTGAGE     CUT-OFF                                    TERM          TERM TO       MATURITY       OR ARD       AMORTI-    AMORTI-
  LOAN         DATE        MONTHLY P&I    MORTGAGE  TO MATURITY     MATURITY          DATE         BALLOON       ZATION    ZATION
 NUMBER      BALANCE         PAYMENT       RATE     OR ARD (MOS.)  OR ARD (MOS.)  (OR ARD DATE)   BALANCE ($)    TERM       TERM
 ------      -------         -------       ----     -------------  -------------  -------------   -----------    ----       ----
2          38,895,602.93    268,699.12   7.3500%         60             56             1-Apr-06   37,090,769.83   360       356
2.1          NA              NA            NA            NA             NA                NA          NA          NA        NA
2.2          NA              NA            NA            NA             NA                NA          NA          NA        NA
2.3          NA              NA            NA            NA             NA                NA          NA          NA        NA
3          34,357,052.37    242,889.71   7.6000%         120            118            1-Jun-11   30,464,854.04   360       358
4          26,086,637.71    184,734.17   7.6250%         120            119            1-Jul-11   23,131,749.82   360       359
6          20,951,573.51    134,118.35   6.6000%         120            117            1-May-11   18,118,547.76   360       357
7          16,045,579.83    119,073.66   7.5000%         120            116            1-Apr-11   13,087,504.29   300       296
7.1          NA              NA            NA            NA             NA                NA          NA          NA        NA
7.2          NA              NA            NA            NA             NA                NA          NA          NA        NA
7.3          NA              NA            NA            NA             NA                NA          NA          NA        NA
7.4          NA              NA            NA            NA             NA                NA          NA          NA        NA
7.5          NA              NA            NA            NA             NA                NA          NA          NA        NA
7.6          NA              NA            NA            NA             NA                NA          NA          NA        NA
7.7          NA              NA            NA            NA             NA                NA          NA          NA        NA
7.8          NA              NA            NA            NA             NA                NA          NA          NA        NA
9          14,833,494.98    104,043.12   7.5000%         120            115            1-Mar-11   13,147,571.86   360       355
10         14,824,709.70    110,013.62   7.5000%         120            116            1-Apr-11   12,091,708.39   300       296
10.1         NA              NA            NA            NA             NA                NA          NA          NA        NA
10.2         NA              NA            NA            NA             NA                NA          NA          NA        NA
10.3         NA              NA            NA            NA             NA                NA          NA          NA        NA
10.4         NA              NA            NA            NA             NA                NA          NA          NA        NA
10.5         NA              NA            NA            NA             NA                NA          NA          NA        NA
10.6         NA              NA            NA            NA             NA                NA          NA          NA        NA
10.7         NA              NA            NA            NA             NA                NA          NA          NA        NA
10.8         NA              NA            NA            NA             NA                NA          NA          NA        NA
10.9         NA              NA            NA            NA             NA                NA          NA          NA        NA
12         14,750,000.00    103,336.22   7.5200%         120            120            1-Aug-11   13,036,126.68   360       360
13         14,688,875.55     99,786.15   7.1800%         120            116            1-Apr-11   12,906,824.38   360       356
14         12,896,000.00     89,641.46   7.4400%         120            117            1-May-11   11,780,371.04   360       360
15         12,811,370.55     90,105.05   7.5100%         120            113            1-Jan-11   11,371,749.97   360       353
17         12,675,000.00     85,108.19   6.9900%         120            116            1-Apr-11   11,140,177.07   348       348
18         12,505,273.00     99,746.25   8.3270%         120            110            1-Oct-10   11,172,390.37   295       295
19         12,483,622.13     86,632.76   7.4100%         120            118            1-Jun-11   11,017,363.97   360       358


                                                                                          CREDIT
MORTGAGE    GROUND      MASTER       ARD   ANTICIPATED     ADDITIONAL         MORTGAGE    LEASE
  LOAN      LEASE      SERVICING    LOAN    REPAYMENT       INTEREST            LOAN      LOAN         CTL
 NUMBER     (Y/N)      FEE RATE     (Y/N)     DATE           RATE              SELLER     (Y/N)       TENANT
 ------     -----      --------     -----     ----           ----              ------     -----       ------
2            Fee        0.0750%       N       NA               NA              FUNB        N          NA
2.1          Fee          NA          N       NA               NA              FUNB        N          NA
2.2          Fee          NA          N       NA               NA              FUNB        N          NA
2.3          Fee          NA          N       NA               NA              FUNB        N          NA
3            Fee        0.0500%       N       NA               NA              FUNB        N          NA
4            Fee        0.0500%       Y    1-Jul-11         10.1250%           FUNB        N          NA
6            Fee        0.0500%       N       NA               NA              FUNB        N          NA
7            Fee        0.0500%       N       NA               NA              FUNB        N          NA
7.1          Fee          NA          N       NA               NA              FUNB        N          NA
7.2          Fee          NA          N       NA               NA              FUNB        N          NA
7.3          Fee          NA          N       NA               NA              FUNB        N          NA
7.4          Fee          NA          N       NA               NA              FUNB        N          NA
7.5          Fee          NA          N       NA               NA              FUNB        N          NA
7.6          Fee          NA          N       NA               NA              FUNB        N          NA
7.7          Fee          NA          N       NA               NA              FUNB        N          NA
7.8          Fee          NA          N       NA               NA              FUNB        N          NA
9            Fee        0.0500%       N       NA               NA              FUNB        N          NA
10           Fee        0.0500%       N       NA               NA              FUNB        N          NA
10.1         Fee          NA          N       NA               NA              FUNB        N          NA
10.2         Fee          NA          N       NA               NA              FUNB        N          NA
10.3         Fee          NA          N       NA               NA              FUNB        N          NA
10.4         Fee          NA          N       NA               NA              FUNB        N          NA
10.5         Fee          NA          N       NA               NA              FUNB        N          NA
10.6         Fee          NA          N       NA               NA              FUNB        N          NA
10.7         Fee          NA          N       NA               NA              FUNB        N          NA
10.8         Fee          NA          N       NA               NA              FUNB        N          NA
10.9         Fee          NA          N       NA               NA              FUNB        N          NA
12           Fee        0.0500%       N       NA               NA              FUNB        N          NA
13        Leasehold     0.0500%       N       NA               NA              FUNB        N          NA
14           Fee        0.0500%       N       NA               NA              FUNB        N          NA
15           Fee        0.0500%       N       NA               NA              FUNB        N          NA
17           Fee        0.0500%       N       NA               NA              FUNB        N          NA
18           Fee        0.0500%       Y    1-Oct-10        9.327% for          FUNB        N          NA
                                                         first 2 years
                                                        10.827% thereafter
19           Fee        0.0500%       N       NA               NA              FUNB        N          NA

                                                                                                             AGGREGATE
                                                                                INTEREST                      ENVIRON-     ANNUAL
MORTGAGE                 LEASE               CROSS         DEFEASANCE           RESERVE                       MENTAL     DEPOSIT TO
  LOAN      CTL      ENHANCEMENT   RVI    COLLATERALIZED/    LOAN      SECURED   LOAN         LOCK            ESCROW @   REPLACEMENT
 NUMBER   GUARANTOR    POLICY     POLICY  DEFAULTED FLAG     (Y/N)     BY LC     (Y/N)        BOX             CLOSE       RESERVE
 ------   ---------    ------     ------  --------------     -----     -----     -----        ---             -----       -------
2             NA         NA         NA         NA             Y          N         Y          Hard             0.00      243,500.04
2.1           NA         NA         NA         NA            NA          N         NA         None             0.00      100,500.00
2.2           NA         NA         NA         NA            NA          N         NA         None             0.00       69,000.00
2.3           NA         NA         NA         NA            NA          N         NA         None             0.00       74,000.04
3             NA         NA         NA         NA             Y          N         Y          None             0.00       60,421.68
4             NA         NA         NA         NA             Y          N         Y          Hard             0.00            0.00
6             NA         NA         NA         NA             Y          N         Y     Springing Hard        0.00            0.00
7             NA         NA         NA         NA             Y          N         Y          None             0.00       75,245.04
7.1           NA         NA         NA         NA            NA          N         NA         None             0.00        6,971.28
7.2           NA         NA         NA         NA            NA          N         NA         None             0.00        4,334.52
7.3           NA         NA         NA         NA            NA          N         NA         None             0.00        5,106.00
7.4           NA         NA         NA         NA            NA          N         NA         None             0.00       20,069.64
7.5           NA         NA         NA         NA            NA          N         NA         None             0.00        3,107.88
7.6           NA         NA         NA         NA            NA          N         NA         None             0.00        4,375.80
7.7           NA         NA         NA         NA            NA          N         NA         None             0.00        4,793.76
7.8           NA         NA         NA         NA            NA          N         NA         None             0.00       26,486.16
9             NA         NA         NA         NA             Y          N         Y          None        11,675.00       24,550.68
10            NA         NA         NA         NA             Y          N         Y          None        94,700.00       52,608.72
10.1          NA         NA         NA         NA            NA          N         NA         None             0.00        6,112.32
10.2          NA         NA         NA         NA            NA          N         NA         None             0.00        7,036.20
10.3          NA         NA         NA         NA            NA          N         NA         None             0.00        5,843.52
10.4          NA         NA         NA         NA            NA          N         NA         None             0.00        3,375.96
10.5          NA         NA         NA         NA            NA          N         NA         None             0.00        4,211.52
10.6          NA         NA         NA         NA            NA          N         NA         None             0.00        3,474.12
10.7          NA         NA         NA         NA            NA          N         NA         None             0.00        6,684.12
10.8          NA         NA         NA         NA            NA          N         NA         None             0.00        6,876.36
10.9          NA         NA         NA         NA            NA          N         NA         None             0.00        8,994.60
12            NA         NA         NA         NA             Y          N         Y       Springing           0.00      124,291.44
13            NA         NA         NA         NA             Y          N         Y          None             0.00            0.00
14            NA         NA         NA         NA             Y          N         Y          None             0.00       38,000.04
15            NA         NA         NA         NA             Y          N         Y          None             0.00       12,188.16
17            NA         NA         NA    Cornerstone II      Y          N         Y     Springing Hard        0.00       57,249.96
18            NA         NA         NA         NA             N          Y         Y       Springing           0.00       76,344.00
19            NA         NA         NA         NA             Y          N         Y          None             0.00       30,000.00


              INITIAL DEPOSIT
MORTGAGE        TO CAPITAL            INITIAL
  LOAN         IMPROVEMENTS            TI/LC
 NUMBER         RESERVE               ESCROW
 ------         -------               ------
2              3,000,000.00           0.00
2.1            1,180,000.00           0.00
2.2            1,000,000.00           0.00
2.3              820,000.00           0.00
3                      0.00           0.00
4                      0.00     900,000.00
6              7,000,000.00           0.00
7                 47,781.25           0.00
7.1                1,750.00           0.00
7.2                  625.00           0.00
7.3                4,375.00           0.00
7.4                8,625.00           0.00
7.5               15,812.50           0.00
7.6                  625.00           0.00
7.7                2,843.75           0.00
7.8               13,125.00           0.00
9                  3,500.00       5,000.00
10               138,253.75           0.00
10.1              10,378.75           0.00
10.2                 250.00           0.00
10.3              10,250.00           0.00
10.4               3,125.00           0.00
10.5              22,375.00           0.00
10.6               6,500.00           0.00
10.7              62,250.00           0.00
10.8               6,437.50           0.00
10.9              16,687.50           0.00
12                     0.00           0.00
13                 7,000.00           0.00
14                     0.00           0.00
15                     0.00           0.00
17                     0.00           0.00
18                20,296.00           0.00
19                     0.00           0.00



MORTGAGE
  LOAN
 NUMBER        PROPERTY NAME                       STREET ADDRESS                               CITY                STATE   ZIP CODE
 ------        -------------                       --------------                               ----                -----   --------
20           Olen Pointe Brea - Phase III          10 Pointe Drive                              Brea                  CA       92821
22           Courts at Pear Ridge                  5050 Pear Ridge Drive                        Dallas                TX       75287
25           Colonial Square Shopping Center       3107 Boulevard (SEC of US Route 1 and 301)   Colonial Heights      VA       23834
27           Temple Place                          501-507 Washington/59 Temple Place           Boston                MA       02111
28           The Warehouse (Rosemary) Apartments   318 West Rosemary Street                     Chapel Hill           NC       27516
29           Park Village Apartments               2401 L.Don Dodson                            Bedford               TX       76021
30           Scottsdale Commerce Center            1375-1525 North Hayden Road                  Scottsdale            AZ       85257
33           Summer Tree Apartments                13250 Emily Road                             Dallas                TX       75240
34           Springfield Place                     700 Spring Forest Road                       Raleigh               NC       27609
35           Brookhollow Business Park             7310-7340 Smoke Ranch Road                   Las Vegas             NV       89128
36           Washington Square                     6177 Far Hills Ave                           Dayton                OH       45459
38           Beachwalk                             437 South Highway 101                        Solana Beach          CA       92075
39           Met Life Warehouse                    9775 Commerce Circle                         Weisenberg Township   PA       19530
42           Twin Pines Apartments                 2880 West Ball Road                          Anaheim               CA       92804
44           French Quarter                        20969 Ventura Blvd.                          Woodland Hills        CA       91364
45           Placer Heights Plaza                  3315-3385 Placer St.                         Redding               CA       96001
48           Galleria Townhomes                    1111 Post Oak Boulevard                      Houston               TX       77056
50           Trade Center I & II                   1701-1795 Orange Tree Lane                   Redlands              CA       92374
55           Amanecer Business Park                940-946 Calle Amanecer                       San Clemente          CA       92673
57           Crescent Oaks Apartments              3001 W. Normandale                           Fort Worth            TX       76116
58           Red Run Industrial                    32400 - 32588 Dequindre Road                 Warren                MI       48092
59           Cross Creek Apartments                400 Patton Chapel Lane                       Hoover                AL       35226
62           College View Apartments               3333 Luella Boulevard                        La Porte              TX       77571
64           Aventura Business Park                22521 Avenida Empressa                       Rancho Santa MargaritaCA       92688
65           Bullard Plaza                         732-788 W. Bullard Ave.                      Fresno                CA       93704
66           Douglas Landings Apartments           2347 Douglas Street                          Austin                TX       78741
68           Lanmark Center                        14 Second Street SW                          Rochester             MN       55902
70           O'Bannon Plaza                        2205-2267 Rainbow Blvd.                      Las Vegas             NV       89146
71           The Buffalo Center                    450 & 490 S. Buffalo Drive                   Las Vegas             NV       89145
72           Hinesville Central Shopping Center    755 West Oglethorpe Hwy                      Hinesville            GA       31313
73           Meadowbrook Apartments                3605 Walden Drive                            High Point            NC       27265
74           Valley View Station                   4744-4750 Valley View Boulevard, NW          Roanoke               VA       24012
76           Brenwood Apartments                   330 South Berendo Street                     Los Angeles           CA       90020
77           Village Green                         44 North Vail & 17 West Campbell Street      Arlington Heights     IL       60005
81           Beta Court Industrial Center          38 Beta Court                                San Ramon             CA       94583


                                                                                                      MATURITY
                                                          ORIGINAL      REMAINING       STATED        DATE       ORIGINAL  REMAINING
MORTGAGE       CUT-OFF                                     TERM          TERM TO        MATURITY     OR ARD       AMORTI-    AMORTI-
  LOAN           DATE          MONTHLY P&I   MORTGAGE   TO MATURITY     MATURITY         DATE        BALLOON      ZATION     ZATION
 NUMBER        BALANCE           PAYMENT      RATE      OR ARD (MOS.)  OR ARD (MOS.) (OR ARD DATE)   BALANCE ($)   TERM       TERM
 ------        -------           -------      ----      -------------  ---------------------------   -----------   ----       ----
20           11,730,822.41      83,438.88    7.6500%       120              116         1-Apr-11   10,428,054.95    360       356
22           10,575,000.00      71,007.42    6.9900%       120              116         1-Apr-11    9,294,467.98    348       348
25            9,175,373.01      63,385.43    7.3500%       120              116         1-Apr-11    8,096,692.06    360       356
27            8,987,420.19      60,786.61    7.1500%       120              118         1-Jun-11    7,879,616.70    360       358
28            8,761,269.74      64,940.89    7.4200%       120              111         1-Nov-10    7,168,240.13    300       291
29            8,500,000.00      57,074.53    6.9900%       120              116         1-Apr-11    7,470,729.56    348       348
30            8,057,717.48      55,010.28    7.2300%       120              116         1-Apr-11    7,089,102.67    360       356
33            7,750,000.00      52,038.54    6.9900%       120              116         1-Apr-11    6,811,547.85    348       348
34            7,700,000.00      52,632.07    7.2700%       120              117         1-May-11    6,891,645.90    360       360
35            7,691,014.79      55,750.20    7.8600%       120              118         1-Jun-11    6,862,803.24    360       358
36            7,629,624.14      52,810.58    7.3700%       120              116         1-Apr-11    6,736,012.29    360       356
38            7,425,902.93      51,429.91    7.3700%       120              115         1-Mar-11    6,560,956.02    360       355
39            7,285,538.77      49,502.13    7.1900%       120              117         1-May-11    6,398,878.76    360       357
42            6,896,365.24      48,434.93    7.5400%       119              118         1-Jun-11    6,112,363.69    360       359
44            5,988,737.08      41,501.86    7.3900%       120              117         1-May-11    5,286,499.60    360       357
45            5,988,690.99      41,440.51    7.3750%       120              117         1-May-11    5,284,477.52    360       357
48            5,826,249.87      44,904.55    8.5000%       60               55          1-Mar-06    5,621,127.62    360       355
50            5,689,036.09      39,077.54    7.3000%       60               57          1-May-06    5,418,168.42    360       357
55            5,456,602.10      38,998.92    7.7000%       120              116         1-Apr-11    4,856,454.57    360       356
57            5,247,271.13      36,996.79    7.5800%       120              119         1-Jul-11    4,647,726.83    360       359
58            4,978,881.12      36,787.10    7.4500%       120              116         1-Apr-11    4,055,069.73    300       296
59            4,793,405.55      32,646.85    7.2200%       120              118         1-Jun-11    4,210,113.33    360       358
62            4,436,713.23      31,634.69    7.6700%       120              115         1-Mar-11    3,948,623.86    360       355
64            4,279,492.32      30,585.99    7.7000%       120              116         1-Apr-11    3,808,809.94    360       356
65            4,238,279.62      28,934.86    7.2300%       120              116         1-Apr-11    3,728,798.28    360       356
66            4,224,622.06      33,343.75    8.7200%       180              168         1-Aug-15    3,498,417.02    360       348
68            4,113,680.38      28,139.77    7.2500%       120              116         1-Apr-11    3,620,999.02    360       356
70            3,779,989.73      27,773.43    7.3750%       120              115         1-Mar-11    3,075,451.52    300       295
71            3,739,074.86      26,891.38    7.7600%       120              115         1-Mar-11    3,334,874.58    360       355
72            3,692,786.81      25,240.52    7.2500%       120              117         1-May-11    3,248,317.70    360       357
73            3,692,542.95      24,927.59    7.1250%       120              117         1-May-11    3,237,768.28    360       357
74            3,490,395.47      23,876.17    7.2500%       120              116         1-Apr-11    3,072,362.53    360       356
76            3,365,166.01      23,374.74    7.4000%       120              115         1-Mar-11    2,975,400.70    360       355
77            3,343,915.26      23,446.63    7.5100%       120              117         1-May-11    2,960,607.22    360       357
81            2,989,988.37      20,465.29    7.2500%       120              115         1-Mar-11    2,633,861.06    360       355



                                                                                                        CREDIT
MORTGAGE     GROUND      MASTER        ARD      ANTICIPATED     ADDITIONAL                MORTGAGE      LEASE
  LOAN       LEASE      SERVICING     LOAN       REPAYMENT      INTEREST                    LOAN        LOAN           CTL
 NUMBER      (Y/N)      FEE RATE      (Y/N)       DATE           RATE                      SELLER       (Y/N)        TENANT
 ------      -----      --------      -----       ----           ----                      ------       -----        ------
20             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
22             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
25             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
27             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
28             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
29             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
30             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
33             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
34             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
35             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
36             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
38             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
39             Fee        0.0500%       Y       1-May-11         10.19% or Treas + 3%       FUNB           N           NA
42             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
44             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
45             Fee        0.0850%       N          NA            NA                         FUNB           N           NA
48             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
50             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
55             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
57             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
58             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
59             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
62             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
64             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
65             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
66             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
68             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
70             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
71             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
72             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
73             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
74             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
76             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
77             Fee        0.0500%       N          NA            NA                         FUNB           N           NA
81             Fee        0.0500%       N          NA            NA                         FUNB           N           NA


                                                                                INTEREST                                  ANNUAL
MORTGAGE               LEASE                CROSS        DEFEASANCE             RESERVE                    AGGREGATE      DEPOSIT TO
 LOAN      CTL      ENHANCEMENT   RVI   COLLATERALIZED/   LOAN      SECURED     LOAN          LOCK        ENVIRONMENTAL  REPLACEMENT
NUMBER   GUARANTOR    POLICY     POLIC  DEFAULTED FLAG    (Y/N)      BY LC      (Y/N)         BOX        ESCROW @ CLOSE    RESERVE
------   ---------    ------     -----  --------------    -----      -----      -----         ---        --------------    -------
20         NA          NA         NA       Olen 1           Y         Y           Y      Springing Hard             0.00   7,928.64
22         NA          NA         NA    Cornerstone II      Y         N           Y      Springing Hard             0.00  60,500.04
25         NA          NA         NA         NA             Y         N           Y           None                  0.00  20,885.04
27         NA          NA         NA         NA             Y         N           Y           None              5,000.00  19,031.64
28         NA          NA         NA         NA             Y         N           Y           None                  0.00  13,749.96
29         NA          NA         NA    Cornerstone II      Y         N           Y      Springing Hard             0.00  59,499.96
30         NA          NA         NA         NA             N         N           Y           None             48,426.00  24,687.84
33         NA          NA         NA    Cornerstone II      Y         N           Y      Springing Hard             0.00  57,999.96
34         NA          NA         NA         NA             N         N           Y           None                  0.00   7,753.44
35         NA          NA         NA         NA             Y         N           Y           None                  0.00  19,885.44
36         NA          NA         NA         NA             Y         N           Y           None             36,000.00  22,253.52
38         NA          NA         NA         NA             Y         N           Y           None                  0.00   1,733.64
39         NA          NA         NA         NA             Y         N           Y        Springing                0.00   4,528.32
42         NA          NA         NA         NA             Y         N           Y           None                  0.00  34,998.00
44         NA          NA         NA         NA             Y         N           Y           None                500.00   9,520.92
45         NA          NA         NA         NA             Y         N           Y           None                  0.00   7,632.12
48         NA          NA         NA         NA             Y         N           Y           None                437.50  43,650.00
50         NA          NA         NA         NA             Y         N           Y           None                  0.00  19,717.92
55         NA          NA         NA       Olen 1           Y         N           Y      Springing Hard             0.00   8,020.68
57         NA          NA         NA         NA             N         N           Y           None                  0.00  56,100.00
58         NA          NA         NA         NA             Y         N           Y           None                  0.00  28,467.96
59         NA          NA         NA         NA             Y         N           Y           None                  0.00  43,359.00
62         NA          NA         NA         NA             N         N           Y           None                  0.00  26,000.04
64         NA          NA         NA       Olen 1           Y         N           Y      Springing Hard             0.00   4,240.32
65         NA          NA         NA         NA             Y         N           Y           None                  0.00  11,003.52
66         NA          NA         NA         NA             Y         N           Y           None                  0.00  16,800.00
68         NA          NA         NA         NA             Y         N           Y           None                  0.00   8,796.84
70         NA          NA         NA         NA             Y         N           Y           None                  0.00  15,502.68
71         NA          NA         NA         NA             Y         N           Y           None                  0.00   2,759.64
72         NA          NA         NA         NA             Y         N           Y           None                  0.00   5,460.00
73         NA          NA         NA         NA             Y         N           Y           None                  0.00  40,280.04
74         NA          NA         NA         NA             Y         N           Y           None                  0.00   2,780.88
76         NA          NA         NA         NA             Y         N           Y           None                  0.00  21,000.00
77         NA          NA         NA         NA             Y         N           Y           None                  0.00   2,466.24
81         NA          NA         NA         NA             Y         N           Y           None                  0.00   5,400.00


                INITIAL DEPOSIT
MORTGAGE          TO CAPITAL       INITIAL
 LOAN             IMPROVEMENTS      TI/LC
NUMBER             RESERVE         ESCROW
------             -------         ------
20                      0.00    1,226,575.00
22                      0.00           0.00
25                 11,812.50           0.00
27                 31,500.00           0.00
28                      0.00           0.00
29                 40,000.00           0.00
30                 69,770.00     450,000.00
33                 30,000.00           0.00
34                  2,705.00           0.00
35                  2,000.00           0.00
36                      0.00           0.00
38                  7,469.00           0.00
39                      0.00           0.00
42                 15,687.50           0.00
44                  1,250.00       4,166.67
45                      0.00     100,000.00
48                 67,596.25           0.00
50                253,043.75           0.00
55                      0.00           0.00
57                 15,625.00           0.00
58                 22,375.00           0.00
59                  7,312.50           0.00
62                      0.00           0.00
64                      0.00           0.00
65                  3,850.00           0.00
66                      0.00           0.00
68                  8,125.00           0.00
70                      0.00           0.00
71                      0.00           0.00
72                      0.00     150,000.00
73                 13,256.25           0.00
74                      0.00           0.00
76                  9,962.50           0.00
77                      0.00           0.00
81                      0.00           0.00


MORTGAGE
  LOAN
 NUMBER        PROPERTY NAME                        STREET ADDRESS                            CITY                 STATE   ZIP CODE
 ------        -------------                        --------------                            ----                 -----   --------
82           Walgreens - Hastings, MN               1017 Vermillion Street                    Hastings              MN       55033
86           Schaumburg Tech Center I               105-195 West Central Road                 Schaumburg            IL       60195
87           Crescent Cove Apartments Phase II      2600 Crescent Cove Drive                  Evans                 CO       80620
95           Breckenridge Square Apartments         1001 Breckenridge Drive                   Little Rock           AR       72205
96           Finnegan Plaza                         1501-1545 Finnegan's Lane                 North Brunswick       NJ       08902
97           Rite Aid Holt                          2263 Cedar Street                         Holt                  MI       48842
98           Canon Drive Retail Center              362-370 N. Canon Drive                    Beverly Hills         CA       90210
99           15415 Sunset Blvd.                     15415 Sunset Blvd.                        Pacific Palisades     CA       90272
101          Federal Express                        SEC of N. Airfield Drive and Plaza Drive  Dallas                TX       75261
103          Rite Aid, New Baltimore, MI            35350 23 Mile Road                        New Baltimore         MI       48047
104          Gulf Vista                             17035 Gulf Boulevard                      North Redington Beach FL       33708
105          Boca Palms Apartments                  44 SE 14th Street                         Boca Raton            FL       33432
107          Baseline Superstition Springs Plaza    7102 East Baseline Road                   Mesa                  AZ       85208
108          Shoreline Building                     2618-2634 Bayshore Parkway                Mt. View              CA       94043
109          One Great Neck Road                    One Great Neck Road                       Great Neck            NY       11021
111          Crown Villas                           810, 870,880 & 890 S. Orlando Avenue      Cocoa Beach           FL       32931
112          Heman & Samoset Street Apartments      16 Samoset St. & 23 Hemans St.            Worcester             MA       01605
113          Rite Aid Clay                          173 Main Street                           Clay                  WV       25043
114          Nipomo Tefft                           530 - 542 West Tefft Street               Nipomo                CA       93444
115          Pilcher Building                       144 Second Avenue North                   Nashville             TN       37201
116          Greenbrier Office Park                 1420 Greenbrier Place                     Charlottesville       VA       22901
117          Villa Paradisa Apartments              4789 Harrison Avenue                      Las Vegas             NV       89121
118          2409 - 11 41st Avenue                  2409 - 11 41st Avenue                     Long Island City      NY       11101
119          North Broadway Retail Building         567-577 North Broadway                    White Plains          NY       10603
121          3941-3961 Rosecrans Ave Retail         3941-3961 Rosecrans Avenue                Hawthorne             CA       90250
122          South Broad Street Apartments          547-555 South Broad Street                Elizabeth             NJ       07202
123          Lakeside Boulevard                     143 Lakeside Boulevard                    Landing               NJ       07850
124          Sufolk Drive Apartments                2345 2nd Avenue North                     Lake Worth            FL       33461
125          7911 Westminster Avenue                7911-7985 Westminster Blvd.               Westminster           CA       92633


                                                                                                  MATURITY
                                                      ORIGINAL       REMAINING       STATED        DATE          ORIGINAL  REMAINING
MORTGAGE   CUT-OFF                                      TERM          TERM TO        MATURITY     OR ARD          AMORTI-    AMORTI-
  LOAN       DATE           MONTHLY P&I   MORTGAGE   TO MATURITY     MATURITY         DATE        BALLOON         ZATION     ZATION
 NUMBER    BALANCE            PAYMENT      RATE      OR ARD (MOS.)  OR ARD (MOS.) (OR ARD DATE)   BALANCE ($)      TERM       TERM
 ------    -------            -------      ----      -------------  ------------- --------------  -----------      ----       ----
82         2,958,512.67       21,062.80    7.6800%       120           119          1-Jul-11        2,626,947.11    360       359
86         2,795,039.94       19,770.09    7.6000%       120           117          1-May-11        2,480,118.90    360       357
87         2,754,917.33       19,222.78    7.4600%       120           117          1-May-11        2,436,113.29    360       357
95         2,077,142.40       14,146.97    7.2200%       120           118          1-Jun-11        1,824,382.15    360       358
96         1,896,883.21       13,769.73    7.8700%       120           117          1-May-11        1,694,136.45    360       357
97         1,810,518.29       18,320.35    6.9420%       148           147          1-Nov-13                0.00    148       147
98         1,750,475.93       12,271.21    7.5000%       120           116          1-Apr-11        1,550,415.75    360       356
99         1,736,790.52       12,472.74    7.7500%       120           116          1-Apr-11        1,547,618.16    360       356
101        1,713,837.59       20,226.06    7.8500%       115           110          15-Oct-10               0.00    115       110
103        1,598,620.55       16,176.19    6.9420%       148           147          1-Nov-13                0.00    148       147
104        1,594,999.47       11,187.43    7.5000%       120           115          1-Mar-11        1,413,717.81    360       355
105        1,569,912.34       10,878.13    7.3750%       120           115          1-Mar-11        1,387,225.30    360       355
107        1,497,305.53       10,539.62    7.5500%       120           117          1-May-11        1,326,976.96    360       357
108        1,494,015.02       11,329.93    7.7500%       120           116          1-Apr-11        1,227,422.40    300       296
109        1,484,156.23       13,371.27    7.8750%       120           115          1-Mar-11          883,804.33    204       199
111        1,336,653.93        9,484.44    7.6250%       120           116          1-Apr-11        1,187,494.01    360       356
112        1,276,700.36        8,949.95    7.5000%       121           117          30-Apr-11       1,128,668.06    360       356
113        1,269,673.09       12,765.00    6.8200%       148           147          1-Nov-13                0.00    148       147
114        1,198,025.81        8,688.34    7.8600%       120           117          1-May-11        1,069,722.63    360       357
115        1,197,098.57        8,596.95    7.7500%       120           116          1-Apr-11        1,066,709.61    360       356
116        1,196,968.85        8,456.41    7.5800%       120           116          1-Apr-11        1,062,238.05    360       356
117        1,115,535.50        8,120.78    7.8750%       120           114          1-Feb-11          998,022.53    360       354
118        1,093,512.83        8,934.08    8.6250%       120           115          1-Mar-11          921,302.01    300       295
119        1,041,517.83        8,697.86    7.8700%       120           115          1-Mar-11          737,400.78    240       235
121          938,724.81        6,741.44    7.7500%       120           116          1-Apr-11          836,478.42    360       356
122          897,752.66        6,370.14    7.6250%       120           116          1-Apr-11          797,571.74    360       356
123          688,973.66        5,159.51    8.2000%       120           117          1-May-11          620,090.96    360       357
124          676,613.92        5,153.29    8.3750%       120           116          1-Apr-11          611,686.53    360       356
125          671,858.76        5,209.76    8.0000%       120           115          1-Mar-11          556,491.65    300       295



                                                                                       CREDIT
MORTGAGE     GROUND    MASTER        ARD    ANTICIPATED     ADDITIONAL     MORTGAGE     LEASE
  LOAN       LEASE    SERVICING     LOAN      REPAYMENT      INTEREST       LOAN        LOAN                CTL
 NUMBER      (Y/N)    FEE RATE      (Y/N)      DATE           RATE         SELLER       (Y/N)              TENANT
 ------      -----    --------      -----      ----           ----         ------       -----              ------
82          Fee       0.0500%        N          NA             NA          FUNB          N                    NA
86          Fee       0.0500%        N          NA             NA          FUNB          N                    NA
87          Fee       0.0500%        N          NA             NA          FUNB          N                    NA
95          Fee       0.0500%        N          NA             NA          FUNB          N                    NA
96          Fee       0.0500%        N          NA             NA          FUNB          N                    NA
97          Fee       0.0500%        N          NA             NA          FUNB          Y           Rite Aid of Michigan
98          Fee       0.0500%        N          NA             NA          FUNB          N                    NA
99          Fee       0.0500%        N          NA             NA          FUNB          N                    NA
101      Leasehold    0.0500%        N          NA             NA          FUNB          Y              Federal Express
103         Fee       0.0500%        N          NA             NA          FUNB          Y           Rite Aid of Michigan
104         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
105         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
107         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
108         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
109         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
111         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
112         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
113         Fee       0.0500%        N          NA             NA          FUNB          Y         Rite Aid of West Virginia
114         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
115         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
116         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
117         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
118         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
119         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
121         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
122         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
123         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
124         Fee       0.0500%        N          NA             NA          FUNB          N                    NA
125     Leasehold     0.0500%        N          NA             NA          FUNB          N                    NA


                                                                            INTEREST                                  ANNUAL
MORTGAGE               LEASE                CROSS      DEFEASANCE           RESERVE                  AGGREGATE      DEPOSIT TO
 LOAN      CTL      ENHANCEMENT  RVI   COLLATERALIZED/   LOAN      SECURED   LOAN       LOCK        ENVIRONMENTAL  REPLACEMENT
NUMBER   GUARANTOR    POLICY    POLIC  DEFAULTED FLAG    (Y/N)      BY LC    (Y/N)      BOX        ESCROW @ CLOSE    RESERVE
------   ---------    ------    -----  --------------    -----      -----    -----      ---        --------------    -------
82          NA          NA        NA         NA            Y         N        Y         None             0.00       2,246.28
86          NA          NA        NA         NA            Y         N        Y         None             0.00       5,638.20
87          NA          NA        NA         NA            Y         N        Y         None             0.00      12,000.00
95          NA          NA        NA         NA            Y         N        Y         None             0.00      26,048.04
96          NA          NA        NA         NA            Y         N        Y         None       176,875.00       2,640.84
97    Rite Aid Corp.    N          Y         NA            Y         N        N         Hard             0.00           0.00
98          NA          NA        NA         NA            Y         N        Y         None             0.00       1,349.16
99          NA          NA        NA         NA            Y         N        Y         None             0.00       2,033.28
101  Federal Express    Y          N         NA            Y         N        Y         Hard             0.00           0.00
103   Rite Aid Corp.    N          Y         NA            Y         N        N         Hard             0.00           0.00
104         NA          NA        NA         NA            Y         N        Y         None         3,125.00      10,500.00
105         NA          NA        NA         NA            Y         N        Y         None             0.00      10,800.00
107         NA          NA        NA         NA            Y         N        Y         None             0.00       1,193.04
108         NA          NA        NA         NA            Y         N        Y         None             0.00       3,656.40
109         NA          NA        NA         NA            Y         N        Y         None             0.00       2,559.96
111         NA          NA        NA         NA            Y         N        Y         None             0.00       6,000.00
112         NA          NA        NA         NA            Y         N        Y         None             0.00       9,036.00
113   Rite Aid Corp.    N          Y         NA            Y         N        N         Hard             0.00           0.00
114         NA          NA        NA         NA            Y         N        Y         None             0.00       1,032.00
115         NA          NA        NA         NA            Y         N        Y         None             0.00       3,451.92
116         NA          NA        NA         NA            Y         N        Y         None             0.00       1,684.44
117         NA          NA        NA         NA            Y         N        Y         None             0.00       9,792.00
118         NA          NA        NA         NA            Y         N        Y         None             0.00       4,275.00
119         NA          NA        NA         NA            Y         N        Y         None         1,437.50         810.00
121         NA          NA        NA         NA            Y         N        Y         None             0.00       1,678.68
122         NA          NA        NA         NA            Y         N        Y         None         2,500.00       4,749.96
123         NA          NA        NA         NA            Y         N        Y         None             0.00       1,497.00
124         NA          NA        NA         NA            Y         N        Y         None             0.00       5,541.96
125         NA          NA        NA         NA            Y         N        Y         None             0.00       3,671.64


                INITIAL DEPOSIT
MORTGAGE          TO CAPITAL       INITIAL
 LOAN             IMPROVEMENTS      TI/LC
NUMBER             RESERVE         ESCROW
------             -------         ------
82                   0.00          0.00
86              32,812.50    300,000.00
87              12,937.50          0.00
95              24,437.50          0.00
96               3,797.50          0.00
97                   0.00          0.00
98                   0.00          0.00
99                   0.00          0.00
101                  0.00          0.00
103                  0.00          0.00
104                925.00          0.00
105              6,875.00          0.00
107                  0.00          0.00
108                  0.00          0.00
109                  0.00          0.00
111              4,562.50          0.00
112              5,468.75          0.00
113                  0.00          0.00
114                  0.00          0.00
115                  0.00          0.00
116              1,187.50    165,000.00
117              3,125.00          0.00
118                  0.00          0.00
119                  0.00          0.00
121                  0.00          0.00
122              5,000.00          0.00
123              1,250.00          0.00
124              2,625.00          0.00
125                  0.00          0.00

                                    EXHIBIT B

Mortgage Loan Purchase Agreement, dated as of August 15, 2001.

CERTIFICATES:
-------------

First Union National Bank Commercial Mortgage Trust
    Commercial Mortgage Pass-Through Certificates, Series 2001-C3

--------------------------------------------------------------------------------
                                         Aggregate Certificate
                                          Principal Balance or
                    Initial Aggregate     Percentage Interest
      Class       Certificate Principal      of Class to be
   Designation       Balance of Class      Retained by Seller    Purchase Price
--------------------------------------------------------------------------------
       Z-I                    N/A                    100%               $0
--------------------------------------------------------------------------------